UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

SPINDLETOP HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41018	86-2141947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3571 Far West Blvd., Suite 108,

Austin, TX, 78731

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512)-961-4633

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	SHCAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	SHCA	The Nasdaq Stock Market LLC
Redeemable warrants	SHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 3.01 of this Current Report on Form 8-K related to the Trust Amendment (as defined below) is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2022, stockholders of Spindletop Health Acquisition Corp. (the “Company”) approved an amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to (i) change the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (an “Initial Business Combination”) from February 8, 2023 to the later of (A) December 20, 2022 and (B) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), notwithstanding the fact that such redemptions could result in the Company having net tangible assets of less than $5,000,001 after giving effect to such redemptions. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 20, 2022, which became effective upon filing.

Additionally, the stockholders of the Company approved an amendment to the Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Amendment”), as trustee (“Continental”), to change the date on which Continental must commence liquidation of the Trust Account (as defined below) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”).

The stockholders further approved an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the first and second proposal (the “Adjournment Proposal”).

Because the Company will not be able to complete an Initial Business Combination by the Amended Termination Date, the Company will (i) promptly, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, redeem the shares of Class A Common Stock (the “Redemption”) at a per-share price, payable in cash, equal to the aggregate amount on deposit in a trust account established for the benefit of the holders of Class A Common Stock (the “Trust Account”) as of the Amended Termination Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to an additional $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Class A Common Stock (the “Redemption Amount”), which redemption will completely extinguish the rights of the holders of Class A Common Stock as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board of Directors of the Company, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

On December 23, 2022, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective before the opening of trading on December 28, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

The Company expects that Nasdaq will file the Form 25 with the SEC on January 3, 2023, upon which the delisting of the Company’s Securities will become effective. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

The Company’s Board of Directors has determined that the voluntary delisting of the Company’s Securities will be in the best interests of the Company and its stockholders. The Board’s decision was based on careful review of several factors, including the benefits to the Company of eliminating the expenses of being listed on Nasdaq and the costs associated with it, as well as eliminating the demands on management’s time of complying with the Nasdaq listing standards.

Item 3.03.	Material Modification to Rights of Security Holders.

The information under Item 3.01 regarding the Charter Amendment, the Trust Amendment and the Redemption is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.01 regarding the Charter Amendment is incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s special meeting of stockholders held on December 20, 2022, the stockholders of the Company considered and acted upon a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”). The stockholders of the Company approved the Charter Amendment Proposal.

The following is a tabulation of the votes with respect to the Charter Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
24,763,513	1	0

The following is a tabulation of the votes with respect to the Trust Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
24,763,513	1	0

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
24,726,587	4,429	32,498

In connection with the approval and implementation of the Charter Amendment, the holders of 22,909,870 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.3174 per share, for an aggregate redemption amount of approximately $236,370,307.63. Following such redemptions, 90,130 shares of Class A Common Stock remain outstanding.

In addition, on December 20, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events

There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

Following the redemptions in connection with the approval and implementation of the Charter Amendment, the total amount held in the Trust Account was approximately $929,907.43, and a total of 90,130 shares of Class A Common Stock were outstanding. The Company estimates that the total amount in the Trust Account available for the Redemption, after accounting for the account withdrawals for taxes and dissolution expenses, will be approximately $901,300.00, and the per-share Redemption Amount will be approximately $10.00.

On December 23, 2022, the Company issued a press release as required by the Nasdaq listing rules regarding the decision by the Company’s Board of Directors to voluntarily delist the Company’s common stock from the Nasdaq Capital Market. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment to the Registrant’s Amended and Restated Certificate of Incorporation.

10.1	Amendment to Investment Management Trust Agreement, dated as of December 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company.

99.1	Spindletop Health Acquisition Corp., Press Release dated December 23, 2022.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this press release, including, without limitation, regarding the early liquidation, de-listing of the Company’s Securities and Redemption Amount, are forward-looking statements. Words such as “expect” and “intend” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s securities filings can be accessed on the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINDLETOP HEALTH ACQUISITION CORP.

By:	/s/ Evan Melrose
Name:	Evan Melrose
Title:	Chief Executive Officer

Date: December 23, 2022